For period ending June 30, 2007     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds – Global Securities Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  Experian Group Ordinary Shares

2. Date of Purchase:   10/09/2006        3.  Date offering commenced:  10/09/2006

4. Underwriter(s) from whom purchased:  Merrill Lynch, London

5. "Affiliated Underwriter" managing or participating in syndicate UBS

6. Aggregate principal amount or number of shares purchased:    84,535 shares

7. Aggregate principal amount or total number of shares of offering:    142,857,000 shares

8. Purchase price per unit or share (net of fees and expenses):  GBP 5.60

9. Initial public offering price per unit or share:  GBP 5.60

10. Commission, spread or profit:    %  GBP 0.1375

11. Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIB’s”).
c. The securities are reasonably believed to be eligible for resale to other QIB’s.
d. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f. The underwriting was a firm commitment underwriting.
X

g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/  Sam Chung Date: 6/12/06
Print Name: Sam Chung

For period ending June 30, 2007     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS International Equity Relationship Funds

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  Experian Group Ordinary Shares

2. Date of Purchase:   10/09/2006        3.  Date offering commenced:  10/09/2006

4. Underwriter(s) from whom purchased:  Merrill Lynch, London

5. "Affiliated Underwriter" managing or participating in syndicate UBS

6. Aggregate principal amount or number of shares purchased:    150,625 shares

7. Aggregate principal amount or total number of shares of offering:    142,857,000 shares

8. Purchase price per unit or share (net of fees and expenses):  GBP 5.60

9. Initial public offering price per unit or share:  GBP 5.60

10. Commission, spread or profit:    %  GBP 0.1375

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ Sam Chung Date: 6/12/06
Print Name: Sam Chung

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS U.S. Equity Alpha Relationship Funds

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  Ford Motor Co. 4.25% 12/15/2036

2. Date of Purchase:   12/6/2006        3.  Date offering commenced:  12/6/2006

4. Underwriter(s) from whom purchased:  Salomon Smith Barney

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    39,920,000 shares

7. Aggregate principal amount or total number of shares of offering:    4,500,000,000 shares

8. Purchase price per unit or share (net of fees and expenses):  $100

9. Initial public offering price per unit or share:  $100

10. Commission, spread or profit:   1.20%  $

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ James Malles Date: 1/11/07
Print Name: James Malles

For period ending June 30, 2007     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds – High Yield Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  Momentive Performance Materials Inc. 9 ¾% 12/01/14

2. Date of Purchase:   11/29/2006        3.  Date offering commenced:  11/29/2006

4. Underwriter(s) from whom purchased:  JP Morgan Chase Securities

5. "Affiliated Underwriter" managing or participating in syndicate UBS

6. Aggregate principal amount or number of shares purchased:    325,000 shares

7. Aggregate principal amount or total number of shares of offering:    $765,000,000

8. Purchase price per unit or share (net of fees and expenses):  $100

9. Initial public offering price per unit or share:  $100

10. Commission, spread or profit:   .375 %  GBP 0.1375

11. Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIB’s”).
c. The securities are reasonably believed to be eligible for resale to other QIB’s.
d. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f. The underwriting was a firm commitment underwriting.
X

g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Shu-Yang Tan Date: 12/18/06
Print Name: Shu-Yang Tan

For period ending June 30, 2007     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds – High Yield Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  Mosaic Co. 7 3/8% 12/01/14

2. Date of Purchase:   11/16/2006        3.  Date offering commenced:  11/16/2006

4. Underwriter(s) from whom purchased:  JP Morgan Chase Securities

5. "Affiliated Underwriter" managing or participating in syndicate UBS

6. Aggregate principal amount or number of shares purchased:    150,000 shares

7. Aggregate principal amount or total number of shares of offering:    $475,000,000

8. Purchase price per unit or share (net of fees and expenses):  $100

9. Initial public offering price per unit or share:  $100

10. Commission, spread or profit:   .375 %  GBP 0.1375

11. Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIB’s”).
c. The securities are reasonably believed to be eligible for resale to other QIB’s.
d. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f. The underwriting was a firm commitment underwriting.
X

g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Matt Iannucci Date: 1/18/07
Print Name: Matt Iannucci

For period ending June 30, 2007     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds – High Yield Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  Mosaic co. 7 5/8% 12/01/16

2. Date of Purchase:   11/16/2006        3.  Date offering commenced:  11/16/2006

4. Underwriter(s) from whom purchased:  JP Morgan Chase Securities

5. "Affiliated Underwriter" managing or participating in syndicate UBS

6. Aggregate principal amount or number of shares purchased:    150,000 shares

7. Aggregate principal amount or total number of shares of offering:    $475,000,000

8. Purchase price per unit or share (net of fees and expenses):  $100

9. Initial public offering price per unit or share:  $100

10. Commission, spread or profit:   .375 %  GBP 0.1375

11. Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIB’s”).
c. The securities are reasonably believed to be eligible for resale to other QIB’s.
d. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f. The underwriting was a firm commitment underwriting.
X

g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Matt Iannucci Date: 1/18/07
Print Name: Matt Iannucci

For period ending June 30, 2007     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds – Small Cap Equity Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  Sourcefire Inc.

2. Date of Purchase:   03/08/2007       3.  Date offering commenced:  03/08/2007

4. Underwriter(s) from whom purchased:  Morgan Stanley & Co.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    7,400 shares

7. Aggregate principal amount or total number of shares of offering:    5,770,000 shares

8. Purchase price per unit or share (net of fees and expenses):  $15

9. Initial public offering price per unit or share:  $15

10. Commission, spread or profit:   4.2 %  GBP 0.63

11. Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIB’s”).
c. The securities are reasonably believed to be eligible for resale to other QIB’s.
d. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f. The underwriting was a firm commitment underwriting.
X

g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ James Malles Date: 3/27/07
Print Name: James Malles

For period ending June 30, 2007     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS High Yield Relationship Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  Tube City IMS 9 ¾ % 2/01/15

2. Date of Purchase:   1/18/2007        3.  Date offering commenced:  1/18/2007

4. Underwriter(s) from whom purchased:  CS First Boston Corp.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $35,000.00

7. Aggregate principal amount or total number of shares of offering:    $225,000,000

8. Purchase price per unit or share (net of fees and expenses):  $100

9. Initial public offering price per unit or share:  $100

10. Commission, spread or profit:   2.625 %  GBP

11. Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIB’s”).
c. The securities are reasonably believed to be eligible for resale to other QIB’s.
d. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f. The underwriting was a firm commitment underwriting.
X

g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Shu-Yang Tan Date: 3/9/07
Print Name: Shu-Yang Tan

For period ending June 30, 2007     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  The UBS U.S. Equity Alpha Relationship Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  The Blackstone Group

2. Date of Purchase:   06/21/2007        3.  Date offering commenced:  06/21/2007

4. Underwriter(s) from whom purchased:  Citigroup

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    84,115 shares

7. Aggregate principal amount or total number of shares of offering:    133,333,334 shares

8. Purchase price per unit or share (net of fees and expenses):  $31.00

9. Initial public offering price per unit or share:  $31.00

10. Commission, spread or profit:    %  GBP 0.756

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ Jim Malles Date: 7/2/07
Print Name: Jim Malles

For period ending June 30, 2007     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  The UBS Relationship Funds – Global Securities Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  The Blackstone Group

2. Date of Purchase:   06/21/2007        3.  Date offering commenced:  06/21/2007

4. Underwriter(s) from whom purchased:  Citigroup

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    78,000 shares

7. Aggregate principal amount or total number of shares of offering:    133,333,334 shares

8. Purchase price per unit or share (net of fees and expenses):  $31.00

9. Initial public offering price per unit or share:  $31.00

10. Commission, spread or profit:    %  GBP 0.756

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ Jim Malles Date: 7/2/07
Print Name: Jim Malles

For period ending June 30, 2007     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds – U.S. Large Cap Equity Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  The Blackstone Group

2. Date of Purchase:   06/21/2007        3.  Date offering commenced:  06/21/2007

4. Underwriter(s) from whom purchased:  Citigroup

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    31,423 shares

7. Aggregate principal amount or total number of shares of offering:    133,333,334 shares

8. Purchase price per unit or share (net of fees and expenses):  $31.00

9. Initial public offering price per unit or share:  $31.00

10. Commission, spread or profit:    %  GBP 0.756

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ Jim Malles Date: 7/2/07
Print Name: Jim Malles

For period ending June 30, 2007     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  The UBS Relationship Funds – High yield Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  Community Health Systems, Inc. 8 7/8% due 7/15/2015

2. Date of Purchase:   06/27/2007        3.  Date offering commenced:  06/27/2007

4. Underwriter(s) from whom purchased:  CS First Boston Group

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $1,489,410.00

7. Aggregate principal amount or total number of shares of offering:    $3,000,000,403.00

8. Purchase price per unit or share (net of fees and expenses):  $99.294

9. Initial public offering price per unit or share:  $99.294

10. Commission, spread or profit:   1.75%  $

11. Have the following conditions been satisfied?
YES
NO
i. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

j. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

k. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

l. The underwriting was a firm commitment underwriting.
X

m. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

n. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

o. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

p. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ Thomas Haag Date: 7/9/07
Print Name: Thomas Haag